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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 7, 2001

                             FOREST OIL CORPORATION

               (Exact name of registrant as specified in charter)

           NEW YORK                       1-13515                  25-0484900
 (State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                file number)           Identification No.)

       2200 COLORADO STATE BANK BUILDING, 1600 BROADWAY, DENVER, CO 80202
             (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (303) 812-1400

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ITEM 5. OTHER EVENTS.

    The registrant is filing interim financial statements for the quarterly period ended September 30, 2001 with this Form 8-K, which are attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements.

       Not applicable.

    (b) Pro Forma Financial Information.

       Not applicable.

    (c) Exhibits

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
               EXHIBIT          DESCRIPTION
        ---------------------   -----------
        (99.1)                  Forest Oil Corporation condensed consolidated financial
                                  statements and notes thereto for the quarterly period
                                  ended September 30, 2001.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       FOREST OIL CORPORATION
                                                       (Registrant)

Dated: November 8, 2001                                By:  /s/ JOAN C. SONNEN
                                                            -----------------------------------------
                                                            Joan C. Sonnen
                                                            Vice President--Controller
                                                            and Chief Accounting Officer
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          INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

       EXHIBIT          DESCRIPTION
---------------------   -----------
 99.1                   Forest Oil Corporation condensed consolidated financial
                        statements and notes thereto for the quarterly period ended
                        September 30, 2001